Exhibit 10.10

EXECUTION COPY

COMPANY STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (“Agreement”) is dated and made as of July 30, 2007, by Orthovita, Inc., a Pennsylvania corporation (the “Pledgor”), in favor of LB I Group Inc., a Delaware corporation (the “Collateral Agent”), for the benefit of holders of those certain 10% Senior Secured Promissory Notes described in the Note Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Pledgor, is entering into that certain Senior Secured Note and Warrant Purchase Agreement, dated as of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the “Note Purchase Agreement”), with the Collateral Agent and certain other Purchasers (as defined therein), pursuant to which the Purchasers have agreed to furnish debt financing to the Pledgor by way of the purchase of (i) the Pledgor’s senior secured notes and (ii) warrants to purchase the Pledgor’s Common Stock;

WHEREAS, it is a condition precedent to the effectiveness of the Note Purchase Agreement that the Pledgor shall have executed this Agreement and made the pledge in favor of the Collateral Agent, as contemplated hereby; and

WHEREAS, this Agreement is given and is intended to provide additional security for the Obligations (as defined in the Note Purchase Agreement).

NOW, THEREFORE, in consideration of the premises and to induce the Purchasers and the Collateral Agent to enter into the Note Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Collateral Agent as follows:

1. Definitions. Unless the context otherwise requires, all terms used but not expressly defined herein shall have the meanings given to them in the Note Purchase Agreement or, if they are not defined in the Note Purchase Agreement but are defined in the UCC, they shall have the same meaning herein as in the UCC.

2. Pledge of the Pledged Stock; Power of Attorney. As security for the prompt payment and performance when due of the Obligations, the Pledgor hereby pledges to the Collateral Agent and grants to the Collateral Agent, for the benefit of the holders of the Notes, a perfected lien on and security interest in, the following (collectively, the “Pledged Collateral”): (i) all of the issued and outstanding shares of common stock of Vita Licensing, Inc., a Delaware corporation and wholly owned subsidiary of Pledgor, Orthovita International Services, Inc. a Pennsylvania corporation and wholly owned subsidiary of Pledgor, and Partisyn Corp., a Delaware corporation and wholly owned subsidiary of Pledgor, (each, a “Pledged Company” and collectively, the “Pledged Companies”), all of which shares are listed on Schedule 2 hereto (the “Pledged Stock”), (ii) all additional shares of stock or other securities at any time issued by any Pledged Company to the Pledgor, (iii) the certificates evidencing all of the Pledged Stock and such additional shares and securities, (iv) all general intangibles arising from or relating to the Pledged Stock and such additional shares and securities; (v) all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock and such shares and securities and (vi) all proceeds of any of the foregoing (including, without limitation, proceeds constituting any property of the types described above). The Pledgor has delivered to the Collateral Agent original stock certificates for all of the Pledged Stock, each accompanied by an undated stock power executed in blank by the Pledgor. The pledge and security interest described herein shall continue in effect to secure all Obligations from time to time incurred or arising unless and until all Obligations have been indefeasibly paid and satisfied in full.

(a) The Collateral Agent shall have no obligation with respect to the Pledged Collateral or any other property held or received by it hereunder except to use reasonable care in the custody thereof. The Collateral Agent may hold the Pledged Collateral in the form in which it is received by the Collateral Agent. The Collateral Agent shall have no obligation to sell or otherwise deal with the Pledged Collateral at any time for any reason, whether or not upon request of the Pledgor, and whether or not the value of the Pledged Collateral, in the opinion of the Collateral Agent or the Pledgor, is more or less than the aggregate amount of the Obligations secured hereby, and any such refusal or inaction by the Collateral Agent shall not be deemed a breach of any duty which the Collateral Agent may have under law to preserve the Pledged Collateral.

(b) The Pledgor, to the full extent permitted by law, hereby constitutes and irrevocably appoints the Collateral Agent (and any officer or agent of the Collateral Agent, with full power of substitution and revocation) as the Pledgor’s true and lawful attorney-in-fact, in the Pledgor’s stead and in the name of the Pledgor or in the name of the Collateral Agent, to transfer, upon the occurrence and during the continuance of an Event of Default, the Pledged Collateral on the books of the Pledgor, and each Pledged Company, in whole or in part, to the name of the Collateral Agent or such other Person or Persons as the Collateral Agent may designate and, upon the occurrence and during the continuance of an Event of Default, to take all such other and further actions as the Pledgor could have taken with respect to the Pledged Collateral which the Collateral Agent in its absolute discretion determines to be necessary or appropriate to accomplish the purposes of this Agreement.

(c) The powers of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect the Collateral Agent’s interests in the Pledged Collateral and shall not impose any duty upon the attorney-in-fact to exercise such powers. Such powers of attorney are coupled with an interest and shall be irrevocable prior to the payment in full of the Obligations and the termination of the Note Purchase Agreement, and shall not be terminated prior thereto or affected by any act of the Pledgor or other Persons or by operation of law.

(d) Each Person who shall be a transferee of the beneficial ownership of any of the Pledged Collateral (any such transfer being prohibited under Section 5 hereof unless the Collateral Agent consents thereto) shall be deemed to have irrevocably appointed the Collateral Agent, with full power of substitution and revocation, as such Person’s true and lawful attorney-in-fact in such Person’s name and otherwise to do any and all acts herein permitted and to exercise any and all powers herein conferred.

3. Rights of the Pledgor; Voting.

(a) During the term of this Agreement, and so long as no Voting Notice (as defined below) is issued by the Collateral Agent following the occurrence and during the continuance of an Event of Default as hereinafter provided in this Section 3, the Pledgor shall have the right to vote any of the Pledged Collateral in all corporate matters except those which would contravene this Agreement, the Note Purchase Agreement or any of the other Related Documents, or which would materially reduce the value of the Pledged Collateral, unless the Collateral Agent consents thereto. The Pledgor shall not suffer or permit any such action to be taken by any of the Pledged Companies without the prior written approval (which approval the Collateral Agent may withhold in its sole discretion) of the Collateral Agent.

(b) Upon the occurrence and during the continuance of an Event of Default: (i) the Pledgor shall give the Collateral Agent at least five (5) days prior written notice of (A) any meeting of the stockholders or directors of any Pledged Company convened for any purpose and (B) any written consent which the Pledgor proposes to execute as the stockholder of any Pledged Company or which any representative of the Pledgor proposes to execute as a director of any Pledged Company, and (ii) in connection with the foregoing, the Pledgor hereby authorizes the Collateral Agent to send its agents and representatives to any such meeting of stockholders or directors of any Pledged Company that the Collateral Agent wishes to attend, and agrees to take such steps as may be necessary to confirm and effectuate such right, including, without limitation, causing a Pledged Company to give reasonable prior written notice to the Collateral Agent of the time and place of any such meeting and the principal actions to be taken thereat. The Pledgor hereby irrevocably authorizes and instructs the Pledged Companies to comply with any instruction received by it from the Collateral Agent in writing that (y) states that an Event of Default has occurred and is continuing and (z) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Pledged Companies shall be fully protected in so complying.

(c) Notwithstanding the occurrence or continuance of an Event of Default, the Pledgor may continue to exercise its voting rights as herein described (and subject to the limitations herein) except to the extent that the Collateral Agent, at any time during the continuance of an Event of Default, elects from time to time to exercise voting power (as determined by it in its sole discretion) by a written notice given to the Pledgor (a “Voting Notice”), whereupon the Collateral Agent shall have the sole and exclusive right to exercise such rights to the extent specified in such Voting Notice, and the Pledgor shall take all such steps as may be necessary to effectuate such rights until the Collateral Agent notifies the Pledgor in writing of the revocation of such Voting Notice.

4. No Restrictions on Transfer. The Pledgor warrants and represents that, except as set forth on Schedule 4 hereto, there are no restrictions on the transfer of the Pledged Collateral except for such restrictions imposed by operation of law, that there are no options, warrants or rights pertaining to the Pledged Collateral, and that the Pledgor has the right to transfer the Pledged Collateral free of any Liens, preemptive rights, claims and legends and without the consent of the creditors of the Pledgor or the consent of any Pledged Company, or any other Person (including any governmental agency) whatsoever. Without limiting the generality of the foregoing, the Pledged Collateral is not subject to any voting, “lock-up” or similar agreement.

5. No Transfer or Liens; Additional Securities; Release of Lien. The Pledgor agrees that, except as permitted under the Note Purchase Agreement, it will not sell, transfer or convey any interest in, or suffer or permit any Lien to be created upon or with respect to, any of the Pledged Collateral during the term of this Agreement. Except as permitted under the Note Purchase Agreement, the Pledgor shall not cause, suffer or permit any Pledged Company to issue any common or preferred stock (or any options or warrants in respect of a Pledged Company’s common or preferred stock), or any other equity security, to any Person.

6. Adjustments of Capital Stock; Payment and Application of Dividends. In the event that during the term of this Agreement any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any Pledged Company or if any other or additional shares of stock of a Pledged Company are issued to the Pledgor, all new, substituted and additional shares or other securities issued by reason of any such change or acquisition shall immediately be delivered by the Pledgor to the Collateral Agent and shall be deemed to be part of the “Pledged Collateral” under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder. Any additional shares of stock received by the Pledgor as a result of the Pledgor’s record ownership of the Pledged Stock shall promptly be delivered by the Pledgor to the Collateral Agent (each certificate accompanied by an undated stock power executed in blank by the Pledgor), to be held by the Collateral Agent as Pledged Collateral hereunder or, if an Event of Default has occurred and is continuing, to be applied by the Collateral Agent against the Obligations. Unless and until an Event of Default shall occur and be continuing, all cash dividends or distributions payable in respect of the Pledged Collateral (to the extent such payments are permitted under the Note Purchase Agreement) may be paid to the Pledgor; provided, however, that upon the occurrence and during the continuance of an Event of Default, the Pledgor will not demand, and will not be entitled to receive, any cash dividends or other income, interest or property in or with respect to the Pledged Collateral, and if the Pledgor receives any of the same, the Pledgor shall promptly deliver it to the Collateral Agent to be held by it and applied as provided in the preceding sentence.

7. Warrants and Options. In the event that during the term of this Agreement subscription warrants or other rights or options shall be issued in connection with the Pledged Collateral, all such stock warrants, rights and options shall forthwith be assigned to the Collateral Agent by the Pledgor, and said stock warrants, rights and options shall be, and, if exercised by the Pledgor, all new stock issued pursuant thereto shall be, pledged by the Pledgor to the Collateral Agent to be held as, and shall be deemed to be part of, the Pledged Collateral under the terms of this Agreement in the same manner as the shares of capital stock originally pledged hereunder.

8. Releases.

(a) Upon the full payment and satisfaction of all of the Obligations (other than any contingent indemnity obligation of the Pledgor which survives the termination of the Note Purchase Agreement and for which a demand of payment has not been made), the Collateral Agent shall promptly cause to be transferred or returned to the Pledgor all of the Pledged Collateral and any money, property and rights received by the Collateral Agent pursuant hereto, to the extent the Collateral Agent has not taken, sold or otherwise realized upon the same as permitted hereunder, together with the related stock powers and all other documents reasonably required by the Pledgor to evidence termination of the pledge contemplated hereby. In the event that upon full payment and satisfaction of all of the Obligations (other than any contingent indemnity obligation of the Pledgor which survives the termination of the Note Purchase Agreement and for which a demand of payment has not been made) and in the event that Collateral Agent cannot locate any or all of the Pledged Collateral, the Collateral Agent agrees to execute and deliver to the applicable Pledged Company lost certificate affidavits with customary indemnification provisions so that new certificates may be issued in place of such lost Pledged Collateral.

(b) If any of the Pledged Collateral shall be sold, transferred or otherwise disposed of by the Pledgor in a transaction permitted by the Note Purchase Agreement, then the Collateral Agent, at the request and sole expense of the Pledgor, shall execute and deliver to the Pledgor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Pledged Collateral.

9. Events of Default; Remedies.

(a) Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may exercise all rights and remedies with respect to the Pledged Collateral, the proceeds thereof, and any other property or money held by the Collateral Agent hereunder, all rights and remedies available to it under law, including, without limitation, those given, allowed or permitted to a secured party by or under the UCC, and all rights and remedies provided for herein.

(b) Without limiting the foregoing, in the event that the Collateral Agent elects to sell or otherwise dispose of the Pledged Stock (such term including, for purposes of this Section 9, the Pledged Stock and all other shares of stock or securities at any time forming part of the Pledged Collateral), the Collateral Agent shall have the power and right in connection with any such disposition, exercisable at its option and in its absolute discretion, to sell, assign, and deliver the whole or any part of the Pledged Stock or any additions thereto at a private or public disposition for cash, on credit or for future delivery and at such price as the Collateral Agent deems to be satisfactory (and if permitted by law, the Collateral Agent or its nominee may become the purchaser at any such disposition). To the extent the Collateral Agent is required by law to give the Pledgor prior notice of any public or private sale, or other disposition of the Pledged Stock, the Pledgor agrees that ten (10) days prior written notice to the Pledgor shall be a commercially reasonable and sufficient notice of such sale or other intended disposition. The Collateral Agent may, if it deems it reasonable, postpone or adjourn any disposition of the Pledged Stock from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale. The Pledgor agrees that, in connection with any sale or other disposition of the Pledged Stock, the Collateral Agent may, at Collateral Agent’s option, disclaim any and all warranties regarding the Pledged Stock and that any such disclaimer shall constitute commercially reasonable conduct on the part of Collateral Agent.

(c) Because federal and state securities laws may restrict the methods of disposition of the Pledged Stock which are readily available to the Collateral Agent, and specifically because a public sale thereof may be impossible or impracticable by reason of certain restrictions under the Securities Act of 1933, as amended (the “Securities Act”), or under applicable Blue Sky or other state securities laws as now or hereafter in effect, the Pledgor agrees that the Collateral Agent may from time to time attempt to sell the Pledged Stock by means of a private placement restricting the offering or sale to a limited number of prospective purchasers who meet suitability standards the Collateral Agent deems appropriate and who agree that they are purchasing for their own accounts for investment and not with a view to distribution. The Pledgor agrees that any such private placement may be at prices and on terms less favorable to the Collateral Agent or the seller than if sold at public sales, and therefore recognizes and confirms that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately. The Pledgor agrees that the Collateral Agent has no obligation to delay the sale of any such securities for the period of time necessary to permit a Pledged Company to register such securities for public sale under the Securities Act. The Pledgor further agrees to use all reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 9(c) valid and binding and in compliance with any and all other applicable laws.

(d) The Collateral Agent shall have the sole right to determine the order in which Obligations shall be deemed discharged by the application of the proceeds of Pledged Stock or any other property or money held hereunder or any amount realized thereon.

(e) All rights and remedies set forth in this Section 9 are exercisable only upon the occurrence and during the continuance of any Event of Default.

10. Certain Representations and Warranties. The Pledgor represents and warrants, except as set forth on Schedule 10 hereto, to the Collateral Agent that:

(a) All shares of Pledged Stock are fully paid, duly and properly issued, nonassessable and owned by the Pledgor free and clear of any Liens, preemptive rights, claims and legends of any kind whatsoever, excepting those Liens herein granted to the Collateral Agent and any Permitted Liens, and the Pledged Stock constitutes one hundred percent (100%) of the outstanding securities of any and all classes or kinds of each of the Pledged Companies.

(b) No effective financing statement or other instrument similar in effect covering all or any part of the Pledged Collateral is on file in any recording office.

(c) The pledge of the Pledged Collateral and other actions taken pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations, and all filing and other actions necessary or desirable to perfect and protect such security interest have been or, concurrently herewith, will be duly made or taken.

(d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than those which have been or, concurrently herewith, will be made) is required for (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement, the grant by the Pledgor of the assignment or security interest granted hereby or the execution, delivery or performance of this Agreement by the

Pledgor, (ii) the perfection of the Collateral Agent’s security interest in the Pledged Collateral or exercise by the Collateral Agent of its rights and remedies provided for in this Agreement, or (iii) the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Stock by laws affecting the offering and sale of securities generally).

(e) The Pledgor has full right, power and authority to enter into this Agreement and to grant the security interest in the Pledged Collateral made hereby, and this Agreement constitutes the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as the enforceability thereof may be (i) limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally, and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

11. Indemnity and Expenses. The Pledgor agrees to indemnify the Collateral Agent from and against any and all claims, damages, losses, liabilities and expenses incurred by the Collateral Agent arising out of, or in connection with, or resulting from, a breach by the Pledgor of any representation, warranty, covenant or agreement contained in this Agreement.

(a) The Pledgor agrees promptly upon the Collateral Agent’s demand to pay or reimburse the Collateral Agent for all reasonable expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by the Collateral Agent in connection with (i) the Collateral Agent’s enforcement of remedies under this Agreement, (ii) the custody or preservation of the Pledged Collateral, (iii) any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Pledged Collateral or any other property or money held hereunder, (iv) the failure by the Pledgor to perform or observe any of the provisions hereof or (v) any action taken by the Collateral Agent pursuant to this Agreement. All such expenses shall be deemed a part of the Obligations for all purposes of this Agreement and the Collateral Agent may apply the Pledged Collateral or any other property or money held hereunder to payment of or reimbursement for such expenses after notice and demand to the Pledgor.

12. Collateral Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may, but shall not be obligated to, perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor on demand. The Collateral Agent agrees to give the Pledgor prior written notice of any action it takes in reliance on this Section 12; provided, however, that the failure to give such notice shall not invalidate the Collateral Agent’s actions or otherwise be deemed a breach of this Agreement by the Collateral Agent.

13. Waivers and Amendment. All rights and remedies hereunder and under the Note Purchase Agreement and the other Related Documents are cumulative and not alternative, and the Collateral Agent may proceed in any order from time to time against the Pledgor or any guarantor of all or any part of the Obligations and their respective assets. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. Any right or power of the Collateral Agent hereunder respecting the Pledged Collateral and any other property or money held hereunder may at the option of the Collateral Agent be exercised as to all or any part of the same and the term the “Pledged Collateral” wherever used herein, unless the context clearly requires otherwise, shall be deemed to mean (and shall be read as) “the Pledged Collateral and any other property or money held hereunder or any part thereof.” No amendment, modification or waiver of any provision of this Agreement, or consent to any departure by the Pledgor therefrom, shall be effective unless the same shall be in writing and signed by the Collateral Agent and the Pledgor. Each amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

14. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until released in accordance herewith, (ii) be binding upon the Pledgor, and the Pledgor’s successors and assigns (provided that the Pledgor may not assign or delegate any of its rights or obligations under this Agreement without the Collateral Agent’s prior written consent), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, its permitted successors and assigns. Without limiting the generality of the foregoing clause (iii), subject to the limitations set forth in the Note Purchase Agreement, the Collateral Agent may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect hereof granted to the Collateral Agent herein; the Collateral Agent shall, however, retain all of its rights and powers with respect to any part of the Pledged Collateral not transferred. Any agent or nominee of the Collateral Agent shall have the benefit of this Agreement as if named herein and may exercise all the rights and powers given to the Collateral Agent hereunder.

15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF SAID STATE.

16. Notices. All notices given hereunder shall be given in accordance with the Note Purchase Agreement.

17. CONSENT TO JURISDICTION. THE PLEDGOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT, SUBJECT TO COLLATERAL AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE OTHER RELATED DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. THE PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE

OTHER RELATED DOCUMENTS OR THE OBLIGATIONS UNLESS STAYED IN CONNECTION WITH AN APPEAL. IF THE PLEDGOR PRESENTLY IS, OR IN THE FUTURE BECOMES, A NONRESIDENT OF THE STATE OF NEW YORK, THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THE PLEDGOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE PLEDGOR, AT THE PLEDGOR’S ADDRESS AS SET FORTH IN SECTION 16 OF THIS AGREEMENT OR AS MOST RECENTLY NOTIFIED BY THE PLEDGOR IN WRITING AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED AS AFORESAID.

18. WAIVER OF JURY TRIAL. THE PLEDGOR AND THE COLLATERAL AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE OTHER RELATED DOCUMENTS. THE PLEDGOR AND THE COLLATERAL AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER RELATED DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PLEDGOR AND THE COLLATERAL AGENT FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

19. Entire Agreement; Severability. This Agreement and the other Related Documents represent the entire understanding and agreement between the parties with respect to the subject matter contained herein and therein, and there are no other existing agreements or understandings, whether oral or written, between or among such parties as to such subject matter. This Agreement and the other Related Documents are intended to be complimentary of one another and shall be interpreted as such; provided, however, that in the case of an irreconcilable conflict between this Agreement, on one hand, and the Note Purchase Agreement on the other hand, the Note Purchase Agreement shall govern and control. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

20. Termination. This Agreement shall remain in full force and effect until the date upon which the Collateral Agent shall have received payment and satisfaction in full of the Obligations (other than any contingent indemnity obligation of any Pledged Company or the Pledgor which survives the termination of the Note Purchase Agreement and for which a demand of payment has not been made).

21. Headings. Section headings used herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

ORTHOVITA, INC.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	President & CEO

Each of the undersigned hereby acknowledges all of the rights granted to the Collateral Agent under the foregoing Agreement and agrees to take (or refrain from taking) any or all actions necessary to effectuate said rights and the purposes of the Agreement including, without limitation, performance of any acts requested by the Collateral Agent pursuant to the terms thereof.

VITA LICENSING, INC.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	President

ORTHOVITA INTERNATIONAL SERVICES, INC.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	President

PARTISYN, CORP.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	President

Company Stock Pledge Agreement

Accepted and agreed:

LB I GROUP INC., as Collateral Agent

By:	/s/ Jeffrey A Ferrell
Name:	Jeffrey A Ferrell
Title:	Vice President

Company Stock Pledge Agreement